                                                     AT&T MA Reference No. 10027

        AT&T SERVICE ORDER ATTACHMENT -- VOICE/DATA SERVICES COVER PAGE

---------------------------------------- ----------------------------------- -------------------------------------------
CUSTOMER Legal Name                      AT&T Corp ("AT&T")                  AT&T Sales Contact Name
("Customer", "You" or "Your")
---------------------------------------- ----------------------------------- -------------------------------------------
ACT Teleconferencing Services Inc.       AT&T Corp                           Mary Kingsley
---------------------------------------- ----------------------------------- -------------------------------------------
CUSTOMER Address                         AT&T Address                        AT&T Sales Contact Address
---------------------------------------- ----------------------------------- -------------------------------------------
1526 Cole Boulevard                      55 Corporate Drive                  7979 East Tufts Avenue
Golden                                   Bridgewater, New Jersey 08807       Denver
Colorado USA                                                                 Colorado USA
80401                                                                        80237
---------------------------------------- ----------------------------------- -------------------------------------------
CUSTOMER Contact                         AT&T Contact                        AT&T Sales Contact Information
---------------------------------------- ----------------------------------- -------------------------------------------
Name: Gene Warren                        Master Agreement Support Team       Telephone: Mary Kingsley
Title: President                         Email: mast@att.com                 Fax: 303-265-8338
Telephone: 303-233-3500                  url:   http://ma.kweb.att.com/      Email: mkingsley@att.com
Fax:                                     Fax:   908-658-2562                 Branch Manager: Terri Tochihara
Email:                                                                       Sales Strata: Growth  Sales Region: Central
---------------------------------------- ----------------------------------- -------------------------------------------
CUSTOMER Billing Address                 Customer Account Information
---------------------------------------- ----------------------------------- -------------------------------------------
1526 Cole Boulevard                      Master Customer Number (MCN):
Golden
Colorado USA                             Plan ID No.
80401
---------------------------------------- ----------------------------------- -------------------------------------------

This Service Order Attachment (including its addenda, if any) is an Attachment to the Master Agreement between Customer and AT&T dated June 22, 2001 and is an integral part of that Agreement.

The Attachment and the underlying Applicable Tariffs, as amended from time to time, apply to the AT&T domestic interstate and international Services ordered under this Attachment. The Master Agreement also applies to the domestic interstate Services. When the AT&T International Services are detariffed, they will also be covered by the Master Agreement.

In addition, for such domestic services, Section 9.2(iv) of the Master Agreement shall read as follows:

"FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT OR ANY ATTACHMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE (12) -MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY YOU FOR THE APPLICABLE SERVICE UNDER THIS ATTACHMENT DURING THE THREE (3) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED. THIS SECTION 9.2(iv) SHALL NOT LIMIT YOUR RESPONSIBILITY FOR THE PAYMENT OF ANY AND ALL PROPERLY DUE CHARGES UNDER THIS AGREEMENT."

The order of priority in the event of inconsistency among terms shall be the Attachment, then the Master Agreement, and then the Applicable Tariffs.

In the event this Attachment is executed after detariffing of services provided herein, references to "Applicable Tariffs" will be construed as references to the non-tariffed successor to the Applicable Tariffs known as the AT&T Service Guide at http://www.att.com/serviceguide/business

CUSTOMER HEREBY PLACES AN ORDER FOR:

 /X/ New Attachment        / / Existing Attachment No.      / / Amendment of Existing Attachment No.
-------------------------------------------------------------------------------------------------------
EXISTING PRICING PLAN REPLACEMENT/DISCONTINUANCE:
/ /  Check here and identify any AT&T CT, Attachment, or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No./Attachment No., Plan ID No. or Main Billed
     Account No. (Note: Charges may apply as specified in the plan being discontinued.)
     CT No./Attachment No.                 Plan ID No.              Main Billed Account No.
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
          THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT.
--------------------------------------------------------------------------------

CUSTOMER: ACT Teleconferencing              AT&T CORP.
          Services Inc.

By: /s/ Gene Warren                         By: /s/ R.J. Pallseno
   -------------------------------------       --------------------------------
            (Authorized Signature)                  (Authorized Signature)

               Gene Warren                             R.J. Pallseno
----------------------------------------    ------------------------------------
(Typed or Printed Name)                     (Typed or Printed Name)

                  COO                                District Manager
----------------------------------------    ------------------------------------
(Title)                                     (Title)

                3-6-01                                    3/15/01
----------------------------------------    ------------------------------------
(Date)                                      (Date)

ACT Teleconferencing   WK-27881                                02/26/01  9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                       Original Title Page
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee


                    ** All material on this page is new. **

                         CONTRACT TARIFF NO. WK-27881

                                   TITLE PAGE

This Contract Tariff applies to AT&T Software Defined Network Services; AT&T Concert Virtual Network Service; AT&T Concert Inbound Service, AT&T 800 Services; AT&T Private Line Services; AT&T InterSpan Frame Relay Service; AT&T International Satellite Service; AT&T Local Channel Services; AT&T Conference Services and Switched Video Conferencing Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics, or any suitable technology or combination of technologies.

ACT Teleconferencing    WK-27881                                02/26/01 9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                           Original Page 1
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee

                   ** All material on this page is new. **

                        CONTRACT TARIFF NO. WK-27881

                                   CHECK SHEET

The Title Page and Pages 1 through 20 inclusive of this tariff are effective as of the date shown.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Check Sheet...............................................................   1
List of Concurring, Connecting and Other Participating Carriers...........   1
Explanation of Symbols - Coding of Tariff Revisions.......................   1
Trademarks and Service Marks..............................................   2
Explanation of Abbreviations..............................................   2
General Provisions........................................................   3
Contract Summary..........................................................   4


LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS
Concurring Carriers - NONE
Connecting Carriers - NONE
Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

       R - to signify reduction.
       I - to signify increase.
       C - to signify changed regulation.
       T - to signify a change in text but no change in rate
           or regulation.
       S - to signify reissued matter.
       M - to signify matter relocated without change.
       N - to signify new rate or regulation.
       D - to signify discontinued rate or regulation.
       Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

ACT Teleconferencing    WK-27881                                02/26/01 9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                           Original Page 2
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee

                   ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.


                  Trademarks                 Service Marks
                  ----------                 -------------
                  None                       ACCUNET
                                             DATAPHONE
                                             InterSpan
                                             MEGACOM
                                             OneNet
                                             READYLINE
                                             USADirect


EXPLANATION OF ABBREVIATIONS

Adm.            -  Administrator
CISD            -  Customer's Initial Service
CT              -  Contract Tariff
GMUC            -  Gross Monthly Usage Charges
GSDN            -  Global Software Defined Network
IOCs            -  Inter Office Channels
kbps            -  kilobits per second
MARC            -  Minimum Annual Revenue Commitment
Mbps            -  Megabits per second
OneNet          -  Software Defined Network Integrated Outbound and
                   Inbound Optional Discount Plan
SDN             -  Software Defined Network

                               GENERAL PROVISIONS

I. TERM START DATE AND CUSTOMER'S INITIAL SERVICE DATE - For the Services Provided under this Contract Tariff, the date on which the term of this Contract Tariff begins is referred to as the Term Start Date (TSD), which shall be the first day of the Customer's 1st full billing month following the Customer's Initial Service Date (CISD) for the AT&T SDN Services/AT&T 800 Services. The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. For AT&T SDN Services/AT&T 800 Services and associated AT&T Terrestrial 1.544 Mbps Local Channel Services and AT&T Concert VNS, Concert Inbound Service and AT&T Conference Services the CISD can be no sooner, but can be later, than: (1) the first day of the first full billing month following the later of the Contract Tariff Effective Date (CTED) or the date on which AT&T accepts the Customer's order for the Services Provided hereunder ("Acceptance Date"), when the later of such dates is on or before the 10th of a month, or (2) the first day of the second full billing month following the later of the CTED or the Acceptance Date, when the later of such dates is after the 10th of a month. For AT&T Private Line Services, AT&T InterSpan Frame Relay Service, AT&T International Satellite Service and AT&T Local Channel Services, that CISD is the date that the Customer begins service under this Contract Tariff.

ACT Teleconferencing     WK-27881                              02/26/01 9:24 AM

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 3
Bridgewater, NJ 08807
Issued: Iii                                                     Effective:  Eee

                    ** All material on this page is new. **

                         CONTRACT TARIFF NO. WK-27881

1. SERVICES PROVIDED

A. AT&T Software Defined Network (SDN) Services (AT&T Tariff B.C.C. No. 1)

B. AT&T Concert Virtual Network Service (Concert VNS) and Concert Inbound Service (Concert IS) (AT&T Tariff F.C.C. No. 1)

C. AT&T 800 Services (AT&T Tariff F.C.C. Nos. 2 and 14)

D. AT&T Private Line Services (AT&T Tariff F.C.C. No. 9)

The International AT&T Private Line Services to Canada and Mexico consist of IOCs and associated components which include office Functions, Office Connections and Channel Options.

E. AT&T InterSpan Frame Relay Service (FRS) (AT&T Tariff F.C.C. No. 4)

F. AT&T International Satellite Service (AT&T Tariff F.C.C. No. 7)

G. AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11)

H. AT&T Conference Services (AT&T Tariff F.C.C. No. 1)

I. Switched Video Conferencing Services (AT&T Tariff F.C.C. No. 4)

The Customer must identify with each order for AT&T Conference Services and Switched Video Conference Services that such services are to be provided under this Contract Tariff.

2. CONTRACT TERM; RENEWAL OPTION - The term of this Contract Tariff (CT) is three years. This CT may be renewed in its entirety for an additional 1 year period at the rates, terms and conditions then in effect under this CT, provided AT&T receives in writing, the Customer's order to renew at least 45 days prior to the last day of the initial term.

3. MINIMUM COMMITMENTS/CHARGES

A. MINIMUM ANNUAL REVENUE COMMITMENT - The Minimum Annual Revenue Commitment (MARC for the AT&T Services provided under this CT is as follows:

CT TERM YEAR      YEAR 1         YEAR 2          YEAR 3
MARC              $30,000,000    $30,000,000*    $30,000,000*
* or 90% of the previous year's total of the actual MARC-eligible Charges, whichever is greater.

ACT Teleconferencing     WK-27881                              02/26/01 9:24 AM

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 4
Bridgewater, NJ 08807
Issued: Iii                                                     Effective:  Eee

                    ** All material on this page is new. **

3.A. MINIMUM ANNUAL REVENUE COMMITMENT (CONTINUED)

The MARC will be satisfied by the "MARC-eligible charges" which are the total of the following charges:

(1) Gross Monthly Usage Charges (GMUC) as specified in the SDN Integrated Outbound and Inbound Option Discount Plan (OneNet) in AT&T Tariff F.C.C.
No. 1, as amended from time to time (including undiscounted recurring charges for AT&T SDN Services Optional Features, AT&T 800 Services Optional Features and AT&T Advanced 800 Service) Concert Virtual Network Service (foreign to U.S.) and Concert Inbound Service GMUCs for the services provided under this CT;

(2) the undiscounted recurring charges incurred by the Customer for Concert Virtual Network Service and Concert Inbound Service;

(3) the undiscounted recurring charges incurred by the Customer for Digital Service Volume Pricing Plan (DSVPP)-eligible Service Components;

(4) the undiscounted recurring charges incurred by the Customer for the following AT&T International Private Line services: International Full Channel Service-Overseas-Overseas Cable Digital Channels, Voice Grade Private Line Service-Overseas Half Channels-International ACCUNET Digital Services-Half Channels;

(5) the undiscounted recurring Charges for AT&T International Satellite shared Earth Station Service-Half Channel;

(6) the GMUCs for the AT&T Conference Services consisting of the following:
Audio-Teleconference Bridge-Dial-Out Conference-Domestic and International, Meet-Me Bridge Arrangement Options 2 and 3-Domestic and International, AT&T Event TeleConference Service-Domestic and International (including charges for AT&T Conference Services Optional Features as agreed to by AT&T and the Customer);

(7) usage charges for Switched Video Conferencing Services;

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                           Original Page 5
Bridgewater, NJ 08807
Issued:  Iii                                                     Effective:  Eee

                  ** All material on this page is new. **

3.A.  MINIMUM ANNUAL REVENUE COMMITMENT (continued)

(8) AT&T Wireless Service (AWS) ordered under a separate contract between the Customer and AT&T through the Corporate Digital Advantage (CDA) Program, in approved AWS Markets only, limited to the following: (a) Detail Billing Charges, (b) charges for additional Cellular Service features (excluding enhanced features), (c) one-time charges for Service Activation, conversion and charges for changing rate plans, (d) Monthly Access Charges, (e) Home Airtime Charges, (f) Roaming Airtime Charges (and roaming surcharges) incurred while roaming in AWS Markets, (g) AT&T 10288 Cellular Long Distance calls associated with the CDA program;

(9) the undiscounted recurring charges incurred by the Customer for AT&T ACCU-Ring Network Access Service which have been ordered under a separate contract between the Customer and AT&T, excluding Special Construction Charges and Individual Case Basis contracts; and

(10) alternative communications capabilities, which have been ordered under a separate contract between the Customer and AT&T and which have been mutually designated in writing by the parties prior to or during the term of this Contract Tariff.

If, on any anniversary of the TSD, the Customer has failed to satisfy the MARC, the Customer will be billed a shortfall charge in an amount equal to the difference between the MARC and the total of the actual MARC-eligible charges incurred for that year.

4. CONTRACT PRICE - AT&T reserves the right to increase from time to time the rates for the Services Provided under this CT, regardless of any provisions in this CT that would otherwise stabilize rates or limit rate increases, relating to charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning: (i) payphone use charges, and (ii) presubscribed interexchange carrier charges ("PICCs"). AT&T will make rate adjustments under this provision as necessary.

 A. The Contract Price for the AT&T Services provided under this CT is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time except for those Rates specified in Section 7., following.

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                           Original Page 6
Bridgewater, NJ 08807
Issued:  Iii                                                     Effective:  Eee

                  ** All material on this page is new. **

5. DISCOUNTS - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply.

 A. AT&T SDN SERVICES/AT&T 800 SERVICES - The Customer will receive the following discounts, each month, in lieu of those provided by the OneNet Discount Option Plan. These discounts will be applied in the same manner as the OneNet Discount Option Plan as specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

                                      Discount applied
                                      to Domestic SDN
                                      and Domestic &
For Gross Monthly                     International 800
Usage Charges of:                     Services GMUCs
-----------------                     --------------
Between $0 and $1,250,000                 45.0%
over $1,250,000 up to $2,500,000          46.0%
over $2,500,000 up to $15,000,000         47.0%
over $15,000,000                          00.0%

 B. AT&T CONCERT VNS SERVICES (U.S. to Foreign) - The Customer will receive the following discounts each month. This discount is in lieu of any other discounts for the same services.

                                      Discount applied
                                      to International
                                      SDN Usage &
For Gross Monthly                     Concert VNS GMUCs
Usage Charges of:                     (U.S. to foreign)
-----------------                     -----------------
Between $0 and $500,000                   45.0%
over $500,000 up to $1,000,000            47.0%
over $1,000,000 up to $15,000,000         48.0%
over $15,000,000                          00.0%

ACT Teleconferencing   WK-27881                                 02/26/01 9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                           Original Page 7
Bridgewater, NJ 08807
Issued:  Iii                                                     Effective:  Eee

                  ** All material on this page is new. **

     5. DISCOUNTS (CONTINUED)

     C. AT&T CONCERT VNS SERVICES (FOREIGN TO U.S.) - The Customer will receive the following discounts each month. This discount is in lieu of any other discounts for the same services.

                                      Discount applied
                                      to International
                                      SDN Usage &
For Gross Monthly                     Concert VNS GMUCS
Usage Charges of:                     (Foreign to U.S.)
----------------                      -----------------
Between $0 and $500,000                     45.0%
over $500,000 up to $1,000,000              47.0%
over $1,00,000 up to $15,000,000            48.0%
over $15,000,000                            00.0%

     D. AT&T CONCERT INBOUND SERVICE (U.S. TO FOREIGN AND FOREIGN TO U.S.) - The Customer will receive the following discounts each month. This discount is in lieu of any other discounts for the same services.

                                      Discount applied
                                      to CIS Usage
                                      (U.S. to Foreign
For Gross Monthly                     and Foreign to
Total Minutes of Usage:               U.S.)
----------------------                -----------------
Between 0 and 1,000,000                      45.0%
over 1,000,000 up to 2,000,000               50.0%
over 2,000,000 up to 5,000,000               55.0%
over 5,000,000                               00.0%

     E. AT&T PRIVATE LINE, AT&T LOCAL CHANNEL SERVICES AND AT&T INTERSPAN FRAME RELAY SERVICE - The Customer will receive the following discounts, each month, in lieu of any other discounts. These discounts will be applied to the undiscounted recurring charges for Digital Services Volume Pricing Plan (DSVPP)-eligible service components in service under this CT. These discounts will be applied in the same manner as the DSVPP discounts as specified in AT&T Tariff F.C.C. Nos. 4, 9 and 11, as amended from time to time.

     1. AT&T INTERSPAN FRAME RELAY SERVICES - The Customer will receive a discount of 17.0%, each month.

ACT Teleconferencing   WK-27881                                 02/26/01 9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                           Original Page 8
Bridgewater, NJ 08807
Issued:  Iii                                                     Effective:  Eee

                  ** All material on this page is new. **

5.E. AT&T PRIVATE LINE, AT&T LOCAL CHANNEL SERVICES AND AT&T INTERSPAN FRAME RELAY SERVICE (CONTINUED)

     2. AT&T PRIVATE LINE AND AT&T LOCAL CHANNEL SERVICES

        Service Components                                             Discount
        ---------------------                                          --------
        *ASDS 64 kbps and below                                          40.0%
        *ASDS 128 kbps and above                                         45.0%
        *ACCUNET T1.5 Service                                            50.0%
        *ACCUNET T45 Service                                             60.0%
         ACCUNET Fractional T45 Services                                 58.0%
         International ACCUNET 2.048 Mbps Service-Mexico                 32.0%
        *ACCUNET SONET T155 Service                                       0.0%
         SONET OC12 Service                                               0.0%
         AT&T VGLCS and AT&T DDLCs at speeds of 9.6 kbps                 22.0%
         AT&T DDLCs at speeds of 56/64 kbps                              20.0%
         AT&T ACCUNET GDA at speeds of 9.6/56/64 kbps                    30.0%
         AT&T Terrestrial 1.544 Mbps Local Channel Service               34.0%
         (excluding the components in Section 5.D., following)
         AT&T Terrestrial 45 Mbps Local Channels                         20.0%

     * Includes AT&T Tariff F.C.C. No. 9 Canada and Mexico Services

     F. AT&T AVA/UTA TERRESTRIAL 1.544 MBPS LOCAL CHANNEL - The Customer will receive the following discount, each month, on the Monthly Recurring Charges for AT&T Terrestrial 1.544 Mbps Local Channels which are in lieu of the discounts specified in Section 5.C.2, preceding.

        Service Components                                             Discount
        ---------------------                                          --------
        Access Value Arrangement (AVA) with the Universal                45.0%
        Terrestrial 1.544 Mbps Local Channels Access Arrangement
        AVA/UTA

     G. AT&T INTERNATIONAL SATELLITE AND INTERNATIONAL AT&T PRIVATE LINE SERVICES - The Customer will receive the following discounts, each month, which are lieu of any other discounts.

        Service Components                                             Discount
        ---------------------                                          --------
        Voice Grade Private Line Service-Overseas Half Channel           30.0%
        International ACCUNET Digital Services-Half Channel              60.0%
        International Satellite Shared Earth Station Service-Half        50.0%
        Channel
        International Full Channel Service-Overseas-Overseas Cable       50.0%
        Digital Channel

ACT Teleconferencing   WK-27881                                 02/26/01 9:24 AM

AT&T Communications                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                           Original Page 9
Bridgewater, NJ 08807
Issued:  Iii                                                     Effective:  Eee

                     ** All material on this page is new. **

5.  DISCOUNTS (CONTINUED)

H. ADDITIONAL INTERNATIONAL DISCOUNTS - If the Customer's International Private Line and Canada/Mexico Private Line Services undiscounted recurring charges are at least $100,000 per month, the customer will receive an additional 2% discount on the total discounted recurring charges on amounts between $100,000 and $250,000 for the following services:

    SERVICE COMPONENTS
    International Full Channel Service - Overseas
    International Voice Grade Private Line Service - Overseas
    Half Channel
    International ACCUNET Digital Services - Half Channel
    ACCUNET T1.5 Service - Canada/Mexico
    ACCUNET T45 Service - Canada/Mexico
    International ACCUNET 2.048 Mbps Mexico
    AT&T SONET T155 Service - Canada/Mexico
    ASDS - Canada/Mexico 64 kbps and below
    ASDS - Canada/Mexico 128 kbps and above
    International DDS - Canada
    International DDS - Mexico

No Additional Discount will apply if the Customer's total International Private Line and Canada/Mexico Private Line Services undiscounted recurring charges exceed $250,000 in any month.

I.  AT&T CONFERENCE SERVICES - None.

6.  CLASSIFICATIONS, PRACTICES AND REGULATIONS

A. Except as otherwise provided in this CT, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the Applicable AT&T Tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

B.  MONITORING CONDITIONS - None.

ACT Teleconferencing  WK-27881                                  02/26/01 9:24 AM

AT&T Communications                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 10
Bridgewater, NJ 08807
Issued:  Iii                                                     Effective:  Eee

                     ** All material on this page is new. **

6.  CLASSIFICATIONS, PRACTICES AND REGULATIONS (CONTINUED)

C. PROMOTIONS, CREDITS AND WAIVERS - The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this CT, which are filed or which may be filed in the AT&T Tariffs specified in Section 1., preceding.

The following credits and waivers will be applied to the Customer's bill subject to the following limitations: (1) all credits and waivers apply only to the Services Provided under this CT and as specified below; (2) any waiver not applied by the end of the CT will be null and void; (3) installation and monthly charge waivers apply only to new service components (unless otherwise specified below) and do not apply to service components disconnected and reconnected after the CISD; (4) the service components must remain in service for a minimum retention period of 12 months (unless otherwise specified below); and (5) the credits/waivers under this section do not apply to Network Protective Service
(NPC). If any of the installed service components are disconnected prior to the end of the minimum retention period, AT&T will bill the Customer for the amount of the charges that had been waived, or the amount of the credit that had been applied equal to installation charges under this section for each service component disconnected. Any such bill must be paid by the Customer within 30 days.

The following charges, as specified in the AT&T Tariffs listed in Section 1., preceding, as amended from time to time, are waived.

1.  NONRECURRING CHARGES

     (a) The SDN Service Establishment Charge, not to exceed $10,000 over the CT Term.
     (b) The Installation Charge for Primary Rate Interface (PRI) Office Functions.
     (c) NETWORK REMOTE ACCESS (NRA) OPTIONS: The nonrecurring Installation Charges for NRA I, II, and IV.
     (d) CALL SCREENING:  The nonrecurring Installation Charges for the 2nd,
3rd and 4th Caller Groups, and for the 2nd, 3rd and 4th Screening Groups.
     (e) The Installation Charges for DSVPP-eligible service components and associated Functions Connections, and those Local Channels specified in Section 5.F., preceding. If ACCUNET SONET T155 Service and SONET OC12 Service IOC and Multiplexing Office Function service components are not in service for 12 months, the Customer will also be billed the termination charges as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

ACT Teleconferencing   WK-27881                                02/26/01  9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 11
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee

                  ** All material on this page is new. **

6.C. PROMOTIONS, CREDITS AND WAIVERS (CONTINUED)

  2. RECURRING CHARGES

   (a) 75% of the recurring Monthly Charge for new and existing PRI Office Functions.
   (b) The recurring Monthly Charges for the following AT&T Tariff F.C.C Nos. 9 and 11 Services associated with the AT&T Terrestrial 1.544 Mbps and 9.6/56/64 kbps ACCUNET GDA Local Channel Services provided under this CT, provided such service components are associated directly with the new and existing Services provided under this CT: (1) ACCUNET T1.5/ASDS Access Connections, (2) associated Access Coordination Functions (3) ACCUNET T1.5 M-24 Multiplexing Office Functions. There is no minimum retention period associated with this waiver.
   (c) The recurring Monthly Charges for the following new and existing service components: (1) ACCUNET T45 Access Connections; (2) ACCUNET T45 M-28 Multiplexing Office Functions; and (3) Access Coordination Functions associated with AT&T Terrestrial 45 Mbps Local Channels provided under this CT. There is no minimum retention period associated with this waiver.
   (d) ALTERNATE DESTINATION ROUTING (ADR): The $20.00 per 800 number Monthly Charge. There is no minimum retention period associated with this waiver.
   (e) 800 NEXT AVAILABLE AGENT: The $10.00 per 800 number Minimum Monthly Usage Charge requirement. There is no minimum retention period associated with this waiver.

  3. RECURRING, NONRECURRING AND USAGE CHARGES

   (a) SPLIT ACCESS FLEXIBLE EGRESS ROUTING (SAFER): For AT&T SDN Services, the per primary SDN central office Special Access Line Grouping nonrecurring Installation Charge is waived for no more than 500 Special Access Line Groupings, and the recurring Monthly Charge per AT&T Terrestrial 1.544 Local Channel or equivalent at the primary SDN central office is waived for the first 6 full billing months. For AT&T MEGACOM 800 Services, the nonrecurring Installation Charge per 800 Number per Customer Location is waived for no more than 500 800 numbers.
   (b) UNDER THE ROUTING PLAN OPTION: The $25.00 per 800 number Monthly Charge is waived. The customer is responsible for the $25.00 nonrecurring Installation Charge, for each installation or change per 800 number.

ACT Teleconferencing   WK-27881                                02/26/01  9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 12
Bridgewater, NJ 08807
Issued:  Tii                                                     Effective:  Eee


                  ** All material on this page is new. **

6.C.  PROMOTIONS, CREDITS AND WAIVERS (CONTINUED)

  4. CREDITS

   (a) AT&T will apply a credit equal to the installation charges, as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, for the installation of new AT&T Terrestrial 1.544 Mbps Local Channels subscribed to under an AVP, AVA, AVA/UTA.

   (b) AT&T will apply a credit equal to the installation charges, as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, for the installation of new AT&T Terrestrial 45 Mbps Local Channels subscribed to under an AVP.

   (c) AT&T will apply a credit against charges billed under this CT equal to the installation charges incurred by the Customer for AT&T Regional Frame Relay Service DSVPP-eligible service components during the CT Term.

  D. DISCONTINUANCE - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

The Customer may discontinue this CT prior to the end of the CT Term, provided the Customer replaces this CT with other AT&T Services or another AT&T CT for AT&T Tariffed Interstate Services having: (i) an equal or greater new annualized MARC for the "MARC-eligible Services" specified in Section 3., preceding, and (ii) a new term equal to or greater than the remaining term, but not less than 3 years. The Customer will also be billed a Shortfall Charge equal to the difference between (1) the prorated MARC for the year in which the customer discontinues and (2) the total of the actual MARC-eligible charges incurred for that year, provided the amount in (2) is less than the amount in (1).

If the Customer discontinues this CT for any reason other than specified above, prior to the expiration of the CT Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 35% of the unsatisfied MARC for the year in which the Customer discontinues this CT and 35% of the MARC for each year remaining in the CT Term.

  E. OTHER REQUIREMENTS - Not Applicable.

  F. AVAILABILITY - This Contract Tariff is available only to Customers who:
(1) concurrently order this CT only once, either by the Customer or an Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; and (2) order service within 30 days after the affective date of this CT for initial installation of the Services Provided under this CT within 30 days after the date ordered.

ACT Teleconferencing WK-27881                                  02/26/01 9:24 AM

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                         Original Page 13
Bridgewater, NJ 08807
Issued: Iii                                                      Effective: Eee

                    ** All material on this page is new. **

7. RATES

   A. SDN RATE SCHEDULES - The rates listed below apply for all Mileages & Bands and for all rate periods. These rates are stabilized for the CT Term.

                                             Initial          Each Additional
                                             18 Seconds or    6 Seconds or
Rates Schedules                              Fraction         Fraction
---------------                              -------------    ---------------
A, A-PV                                      $0.0306          $0.0102
B(a), B-PV(a), B(b), B-PV(b)                 $0.0153          $0.0051
C(a), C(b), C-PV                             $0.0141          $0.0047
E                                            $0.0291          $0.0097
G                                            $0.1020          $0.0340
H1                                           $0.0378          $0.0126
H2                                           $0.0528          $0.0176
K                                            $0.0348          $0.0116
L                                            $0.1218          $0.0406
P                                            $0.2328          $0.0776

   B. AT&T 800 SERVICE RATE SCHEDULES - The rates listed below apply for all Service Areas and for all rate periods. These rates are stabilized for the CT Term.

                                                  Per Hour of Use
                                                  ---------------
AT&T MEGACOM 800 Service-Domestic                 $3.06
AT&T 800 READYLINE Service-Domestic               $6.12
AT&T Toll-Free Multimedia Service                 $7.92

ACT Teleconferencing WK-27881                                  02/26/01 9:24 AM

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                         Original Page 14
Bridgewater, NJ 08807
Issued: Iii                                                      Effective: Eee

                    ** All material on this page is new. **

7. RATES (CONTINUED)

   C. AT&T MEGACOM 800 SERVICE-INTERNATIONAL AND AT&T 800 READYLINE SERVICE-INTERNATIONAL - The following rates are stabilized for the CT Term.

      1. RATE SCHEDULE FOR AT&T MEGACOM 800 SERVICE-CANADA

                      DAY RATE             EVENING RATE            NIGHT RATE
                      Mon-Fri             Mon-Fri/Sat-Sun           Mon-Sun
                      8AM-6PM           6PM-12Mid/8AM-12Mid        12Mid-8AM
                Initial    Each Add'l  Initial    Each Add'l  Initial    Each Add'l
Rate            30 Secs     1 Sec      30 Secs      1 Sec     30 Secs      1 Sec
Step            or Frac't  or Frac't   or Frac't  or Frac't   or Frac't  or Frac't
----            ---------  ---------   ---------  ---------   ---------  ---------
1-6              $0.1260    $0.0042     $0.1260    $0.0042     $0.1260    $0.0042

      2. RATE SCHEDULE FOR AT&T 800 READYLINE SERVICE-CANADA

                      DAY RATE             EVENING RATE            NIGHT RATE
                      Mon-Fri             Mon-Fri/Sat-Sun           Mon-Sun
                      8AM-6PM           6PM-12Mid/8AM-12Mid        12Mid-8AM
                Initial    Each Add'l  Initial    Each Add'l  Initial    Each Add'l
Rate            30 Secs     1 Sec      30 Secs      1 Sec     30 Secs      1 Sec
Step            or Frac't  or Frac't   or Frac't  or Frac't   or Frac't  or Frac't
----            ---------  ---------   ---------  ---------   ---------  ---------
1-6              $0.1410    $0.0047     $0.1410    $0.0047     $0.1410    $0.0047

      3. RATE SCHEDULE FOR AT&T MEGACOM 800 SERVICE-MEXICO

Rate Areas 1-5
--------------
                   Standard Period        Economy Period
                ---------------------  ---------------------
                Initial    Each Add'l  Initial    Each Add'l
Service         30 Secs     1 Sec      30 Secs      1 Sec
 Areas          or Frac't  or Frac't   or Frac't  or Frac't
  M1             $0.2220    $0.0074     $0.2220    $0.0074
  M2             $0.2220    $0.0074     $0.2220    $0.0074
  M3             $0.4380    $0.0146     $0.4380    $0.0146
  M4             $0.4380    $0.0146     $0.4380    $0.0146

ACT Teleconferencing  WK-27881                                 02/26/01 9:24 AM

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                         Original Page 15
Bridgewater, NJ 08807
Issued:  Iii                                                    Effective:  Eee

                  ** All material on this page is new. **

7.C. AT&T MEGACOM 800 Service-International and AT&T 800 READYLINE Service-International (continued)

     4.  RATE SCHEDULE FOR AT&T 800 READYLINE SERVICE-MEXICO

                    Standard Period               Economy Period
                    ---------------               --------------
                Initial      Each Add'l       Initial     Each Add'l
Service         30 Secs        1 Sec          30 Secs       1 Sec
 Areas          or Frac't     or Frac't       or Frac't    or Frac't
  M1            $0.2370      $0.0079          $0.2370     $0.0079
  M2            $0.2370      $0.0079          $0.2370     $0.0079
  M3            $0.4530      $0.0151          $0.4530     $0.0151
  M4            $0.4530      $0.0151          $0.4530     $0.0151

     5. USAGE RATES FOR AT&T MEGACOM 800 SERVICES-OVERSEAS AND AT&T 800 READYLINE SERVICES-OVERSEAS

                        MEGACOM 800 Service         800 READYLINE Service
                     Initial 30       E/A 1       Initial 30         E/A 1
Country/Area           Seconds        Second        Seconds          Second
------------           -------        ------        -------          ------
Australia             $0.3480        $0.0226       $0.3630          $0.0121
Belgium               $0.3450        $0.0115       $0.3600          $0.0120
China                 $0.8850        $0.0295       $0.9000          $0.0300
France (includes      $0.3480        $0.0116       $0.3630          $0.0121
service from
Monaco)
Germany, Federal      $0.3480        $0.0116       $0.3630          $0.0121
Rep. of
Greece                $0.6330        $0.0011       $0.6480          $0.0126
Hong Kong             $0.0000        $0.0146       $0.4530          $0.0151
India                 $0.8490        $0.0283       $0.8640          $0.0288
Ireland               $0.4020        $0.0134       $0.4170          $0.0139
Italy (includes       $0.3480        $0.0116       $0.3630          $0.0121
service from San
Marino and Vatican
City)
Japan                 $0.4380        $0.0146       $0.4530          $0.0151
Malaysia              $0.5760        $0.0192       $0.5910          $0.0197
New Zealand           $0.5730        $0.0191       $0.5880          $0.0196
Philippines           $0.5550        $0.0185       $0.5700          $0.0190
Singapore             $0.4470        $0.0149       $0.4620          $0.0154
Spain                 $0.3480        $0.0116       $0.3630          $0.0121
Taiwan                $0.4920        $0.0164       $0.5070          $0.0169
Thailand              $0.5790        $0.0193       $0.5940          $0.0198
United Kingdom        $0.1950        $0.0065       $0.2100          $0.0070

ACT Teleconferencing  WK-27881                                 02/26/01 9:24 AM

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                         Original Page 16
Bridgewater, NJ 08807
Issued:  Iii                                                    Effective:  Eee

                  **All material on this page is new.**

7.   RATES (CONTINUED)

     D. INTERNATIONAL CALLING CAPABILITY - Following are the AT&T SDN International Calling Capability Usage Rates to the Countries listed below, applicable under this CT. These rates are stabilized for the CT Term.

     1. U.S. MAINLAND USAGE RATES - The following schedules are used to rate calls between stations in the U.S. Mainland and stations in the country/area specified below. Rates apply for all days of the week including holidays and apply to all rate periods. Unless otherwise specified, the Initial Period
(IP) is 18 seconds, or fraction thereof, and the Additional Period (AP) is 6 seconds, or fraction thereof.

     (a) CANADA RATE SCHEDULE - This schedule applies to Customer Dialed calls to stations in Canada using dedicated and switched access.

                        DEDICATED ACCESS               SWITCHED ACCESS
                   Initial        Each Add'l      Initial         Each Add'l
                 18 Seconds       6 Seconds      18 Seconds       6 Seconds
Rate Mileage     or Fraction      or Fraction    or Fraction      or Fraction
------------     -----------      -----------    -----------      -----------
1-18               $0.0360          $0.0120        $0.0459          $0.0153
19-80              $0.0360          $0.0120        $0.0459          $0.0153
81-140             $0.0360          $0.0120        $0.0459          $0.0153
141-220            $0.0360          $0.0120        $0.0459          $0.0153
221-345            $0.0360          $0.0120        $0.0459          $0.0153
346-630            $0.0360          $0.0120        $0.0459          $0.0153
631-1200           $0.0360          $0.0120        $0.0459          $0.0153
1201-1610          $0.0360          $0.0120        $0.0459          $0.0153
1611-4000          $0.0360          $0.0120        $0.0459          $0.0153

ACT Teleconferencing   WK-27881                                 02/26/01 9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 17
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee

                     ** All material on this page is new. **

7.D.1. U.S. MAINLAND USAGE RATES (CONTINUED)

         (b) MEXICO RATE SCHEDULES - These schedules apply to Customer Dialed calls to stations in Mexico using dedicated and switched access.

         I. MEXICO SCHEDULE 1 RATES - The following rates are for calls to the point of connection at the international boundary.

                      DEDICATED ACCESS                  SWITCHED ACCESS
                  Initial         Each Add'l         Initial        Each Add'l
                18 Seconds        6 Seconds        18 Seconds       6 Seconds
Rate Mileage    or Fraction      or Fraction       or Fraction     or Fraction
------------    -----------      -----------       -----------     -----------
   1 - 10         $0.0000          $0.0000           $0.0000         $0.0000
  11 - 22         $0.0000          $0.0000           $0.0000         $0.0000
  23 - 55         $0.0000          $0.0000           $0.0000         $0.0000
  56 - 124        $0.0000          $0.0000           $0.0000         $0.0000
 125 - 292        $0.0000          $0.0000           $0.0000         $0.0000
 293 - 430        $0.0000          $0.0000           $0.0000         $0.0000
 431 - 925        $0.0000          $0.0000           $0.0000         $0.0000
 926 - 3000       $0.0000          $0.0000           $0.0000         $0.0000

         II. MEXICO SCHEDULE 2 RATES - The following rates apply to the Customer Dialed Stations (DS) calls (as defined in Section 24.1.2.B.2.(a) of AT&T Tariff F.C.C. No. 27) between the point of connection at the international boundary and the locations in Mexico. The Initial Period is 1 minute, or fraction thereof, and the Additional Period is 1 minute, or fraction thereof.

                              DEDICATED ACCESS            SWITCHED ACCESS
                CLASS OF     PEAK -      OFF-PEAK -     PEAK -     OFF-PEAK -
RATE TABLE      SERVICE      IP/AP       IP/AP          IP/AP      IP/AP
     1            DS         $0.31       $0.23          $0.31      $0.23
     2            DS         $0.31       $0.23          $0.31      $0.23
     3            DS         $0.31       $0.23          $0.31      $0.23
     4            DS         $0.47       $0.33          $0.47      $0.33
     5            DS         $0.47       $0.33          $0.47      $0.33
     6            DS         $0.47       $0.33          $0.47      $0.33
     7            DS         $0.52       $0.36          $0.52      $0.36
     8            DS         $0.52       $0.36          $0.52      $0.36

ACT Teleconferencing   WK-27881                                 02/26/01 9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 18
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee

                     ** All material on this page is new. **

7.D.1.  U.S. MAINLAND USAGE RATES (CONTINUED)

         (c) OTHER COUNTRIES RATES - Dial Station using dedicated and switched access and apply for all rate periods. The Peak and Off-Peak time periods for the countries listed below are as specified in AT&T Tariff F.C.C. No. 1.

                                   DEDICATED ACCESS         SWITCHED ACCESS
Country                         Initial    Additional     Initial    Additional
                                Period       Period       Period       Period
Australia                       $0.0750     $0.0250       $0.0849     $0.0283
Austria                         $0.0750     $0.0250       $0.0849     $0.0283
Belgium                         $0.0750     $0.0250       $0.0849     $0.0283
China, People's Republic of     $0.2349     $0.0783       $0.2451     $0.0817
France                          $0.0750     $0.0250       $0.0849     $0.0283
Germany, Federal Republic of    $0.0750     $0.0250       $0.0849     $0.0283
Greece                          $0.0999     $0.0333       $0.1101     $0.0367
Hong Kong                       $0.1200     $0.0400       $0.1299     $0.0433
India                           $0.2850     $0.0950       $0.2949     $0.0983
Ireland                         $0.0750     $0.0250       $0.0849     $0.0283
Italy                           $0.0750     $0.0250       $0.0849     $0.0283
Japan (including Okinawa)       $0.0750     $0.0250       $0.0849     $0.0283
Korea, Republic of              $0.1050     $0.0350       $0.1149     $0.0383
New Zealand (including          $0.1399     $0.0633       $0.2004     $0.0666
 Chatham Island)
Philippines                     $0.1850     $0.0550       $0.1749     $0.0583
Singapore, Republic of          $0.1272     $0.0424       $0.1383     $0.0461
Spain (including Balearic       $0.0750     $0.0250       $0.0849     $0.0283
  Islands, Canary Islands,
  Ceuta and Melilla)
Taiwan                          $0.1401     $0.0467       $0.1500     $0.0500
Thailand                        $0.1800     $0.0600       $0.1899     $0.0633
United Kingdom                  $0.0860     $0.0120       $0.0459     $0.0153
 (including the Channel
 Islands, England, Isle
 of Man, Northern Ireland,
 Scotland and Wales)

ACT Teleconferencing   WK-27881                                02/26/01  9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 19
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee


                    ** All material on this page is new. **

7.D.1.  U.S. MAINLAND USAGE RATES (CONTINUED)

  (d)  MOBILE TERMINATION RATES


                                     DEDICATED ACCESS           SWITCHED ACCESS
Country                          Initial      Additional     Initial     Additional
                                 Period         Period       Period        Period
Australia                       $0.1707        $0.0569      $0.1806       $0.0602
Austria                         $0.1707        $0.0569      $0.1806       $0.0602
Belgium                         $0.1809        $0.0603      $0.1908       $0.0636
France                          $0.1809        $0.0603      $0.1908       $0.0636
Germany, Federal Republic of    $0.1809        $0.0603      $0.1908       $0.0636
Italy                           $0.1506        $0.0502      $0.1605       $0.0535
Japan (including Okinawa)       $0.1707        $0.0569      $0.1806       $0.0602
Korea, Republic of              $0.1656        $0.0552      $0.1755       $0.0585
New Zealand (including          $0.2757        $0.0919      $0.2862       $0.0954
Chatham Island)
Spain (including Balearic       $0.1404        $0.0468      $0.1503       $0.0501
Islands, Canary Islands,
Ceuta and Melilla)
Taiwan                          $0.1704        $0.0568      $0.1803       $0.0601
United Kingdom (including the   $0.1419        $0.0473      $0.1518       $0.0506
Channel Islands, England,
Isle of Man, Northern Ireland,
Scotland and Wales)

ACT Teleconferencing   WK-27881                                02/26/01  9:24 AM

AT&T COMMUNICATIONS                                 CONTRACT TARIFF NO. WK-27881
Adm. Rates and Tariffs                                          Original Page 20
Bridgewater, NJ 08807
Issued: Iii                                                       Effective: Eee


                    ** All material on this page is new. **

7.  RATES (CONTINUED)

 E. AT&T CONCERT VNS RATE SCHEDULES - The rates listed below apply for AT&T Concert VNS to the Countries listed below, applicable under this CT. The Peak and Off-Peak time periods for the countries listed below are as specified in AT&T Tariff F.C.C. No. 1. These rates are stabilized for the CT Term.

  SCHEDULE B - The following rate elements apply to calls from a station in the designated foreign country/area with dedicated access. The Initial Period
(IP) is 6 seconds, or fraction thereof, and the Additional Period (AP) is 1 second, or fraction thereof:


                        Initial Period       Additional Period
Country                Peak     Off-Peak     Peak     Off-Peak
-------              -------   ----------  -------   ----------
Australia            $0.0126    $0.0126    $0.0021    $0.0021

Hong Kong            $0.0174    $0.0174    $0.0029    $0.0029

New Zealand          $0.0192    $0.0192    $0.0032    $0.0032

Singapore            $0.0258    $0.0258    $0.0043    $0.0043

  SCHEDULE C - The following rate elements apply to calls from a station in the designated foreign country area with switched access. The Initial Period
(IP) is 18 seconds, or fraction thereof, and the Additional Period (AP) is 1 seconds, or fraction thereof:


                        Initial Period       Additional Period
Country                Peak     Off-Peak     Peak     Off-Peak
-------              -------   ----------  -------   ----------
Australia            $0.0378    $0.0378    $0.0021    $0.0021

Hong Kong            $0.0522    $0.0522    $0.0029    $0.0029

New Zealand          $0.0576    $0.0576    $0.0032    $0.0032

Singapore            $0.0774    $0.0774    $0.0043    $0.0043